Exhibit 10.15(d)

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Third Amendment to
License Agreement

This Third Amendment (this “Third Amendment”), is effective as of May 20, 2021 (the “Third Amendment Effective Date”), by and between The President an Fellows of Harvard University (“Harvard”), and Sana Biotechnology, Inc., a corporation organized and existing under the laws of the State of Delaware (“Licensee”) (together with Harvard, the “Parties” and each individually a “Party”), and amends that certain License Agreement, dated as of March 19, 2019, as amended by those certain Amendments to the License Agreement dated as of June 10, 2019, and December 15, 2020, by and between Harvard and Licensee (together, the “Agreement”).  Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

Recitals

WHEREAS, the Parties entered into the Agreement, pursuant to which Licensee agreed to certain [***] Product Development Milestones (as set forth therein);

WHEREAS, Licensee has requested, and Harvard has agreed, to amend such [***] Product Development Milestones ; and

WHEREAS, the parties wish to amend the License Agreement to revise the [***] Product Development Milestones and related provisions.

Now Therefore, the Parties agree as follows:

1.Amendments to Exhibit 3.1.1.

(a)Exhibit 3.1.1 (Development Milestones) is hereby amended to (i.) delete the [***] section of such exhibit in its entirety and (ii.) replace the [***] section of such exhibit with the following language:

[***]

2.Miscellaneous.

(a)Within thirty (30) days of the Third Amendment Effective Date, Licensee shall provide Harvard with a copy of the current [***].

(b)Capitalized terms used in this Third Amendment that are not defined herein shall have the meanings set forth in the Agreement, as previously amended.

(c)Choice of Law.  This Third Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

(d)Entire Agreement.   On and after the Third Amendment Effective Date, each reference in the Agreement to “this Agreement,” hereunder,” “herein,” “hereof” or words of like import referring to the Agreement will mean and be a reference to the Agreement as amended by this Third Amendment will constitute the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(e)Representations and Warranties.  Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this Third Amendment and to perform its obligations hereunder and under the Agreement as amended by this Third Amendment; (ii) the execution of this Third Amendment by the individual whose signature is set forth at the end of this Third Amendment on behalf of such Party, and the delivery of this Third Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Third Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(f)Limited Effect.  Except as modified by this Third Amendment, all other terms and conditions of the Agreement remain in full force and effect.

(g)Counterparts.  This Third Amendment may be executed in counterparts and signatures may be delivered via facsimile or in electronic form (such as PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

In Witness Whereof, the Parties have duly executed and delivered this Third Amendment as of the Third Amendment Effective Date.

HARVARD: President and Fellows of Harvard College
By:/s/ Isaac T. Kohlberg
Name:	Isaac T. Kohlberg
Title:	Senior Associate Provost
Chief Technology Development Officer
Office of Technology Development
Harvard University
Date:	May 24, 2021

LICENSEE: Sana Biotechnology, Inc.
By:	/s/ Christian Hordo
	Name:	Christian Hordo
	Title:	Chief Business Officer
	Date:	May 20, 2021